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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: October 30, 2002
                        (Date of earliest event reported)


                              MICROS SYSTEMS, INC.
            --------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


MARYLAND                          000-09993                         52-1101488
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(State of incorporation)     (Commission File Number)     (I.R.S. Employer
                                                          Identification Number)

           7031 Columbia Gateway Drive, Columbia, Maryland 21046-2289
                -------------------------------------------------
               (Address of principal executive offices) (Zip code)


        Registrant's telephone number, including area code: 443-285-6000
                                                            ------------

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Item 5.  Other Events.

        The registrant's press release dated October 30, 2002, regarding its financial results for the first fiscal quarter of 2003,ended September 30, 2002, is Exhibit 99.1 of this Form 8-K. Additionally, Exhibit 99.2 is the registrant's consolidated balance sheet as of September 30, 2002.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2002

                              MICROS Systems, Inc.
                              (Registrant)

                              By:    /s/ Gary C. Kaufman
                                     -------------------------------------
                                     Gary C. Kaufman
                                     Executive Vice-President, Finance and
                                     Administration, and Chief Financial Officer


Exhibit Index

99.1    Press Release
99.2    Consolidated Balance Sheet, September 30, 2002